UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2009

Item 1: Report to Shareholders

New Jersey Tax-Free Bond Fund	August 31, 2009

The views and opinions in this report were current as of August 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced good returns in the six-month period ended August 31, 2009. Longer-term and lower-quality securities fared better than shorter-term and higher-quality munis, respectively, as reduced risk aversion, low money market yields, steadying credit markets, and hopes for an economic recovery prompted investors to seek higher-yielding alternatives. The T. Rowe Price New Jersey Tax-Free Bond Fund posted strong absolute gains but underperformed its Lipper peer group average due to its focus on higher-quality bonds. The fund’s long-term relative performance remained favorable.

MARKET ENVIRONMENT

Although a return to robust economic growth in the near future is unlikely, the longest and deepest U.S. recession since the Great Depression may soon come to an end. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, contracted by only 1% in the second quarter. While national unemployment has increased to 9.7% and consumer spending has been restrained, job losses in recent months have been significantly lower than they were at the beginning of 2009. In addition, there are signs of stabilizing residential real estate markets in some cities, and equities have rebounded sharply from their early March lows in anticipation of stronger economic growth in the months ahead.

In the last six months, intermediate- and long-term U.S. Treasury yields rose as new issuance increased significantly and as steadying financial markets prompted investors to assume greater investment risks and seek higher returns, particularly from assets that performed the worst in 2008. In contrast, New Jersey bond yields declined in the face of strong demand, as investors were attracted by discounted valuations and tax-free income offered by municipal securities.

Despite their strong rebound this year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2009, the 2.95% yield offered by a 10-year tax-free municipal bond rated AAA was about 87% of the 3.40% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. At the end of the reporting period, 30-year AAA municipal bonds were even more attractive on a relative basis, with a 4.41% yield that was about 105% of the 4.18% pretax yield offered by 30-year Treasuries. A New Jersey investor in the 28% federal tax bracket, paying a New Jersey state tax rate of 5.525%, would need to invest in a taxable bond yielding 6.54% in order to receive the same after-tax income from a New Jersey 30-year AAA muni bond yielding 4.45%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the reciprocal of your marginal tax bracket (1.00 minus your combined federal, state, and local tax bracket expressed as a decimal)—in this case, 32.0%. Note that the marginal tax rate assumes the deduction of state taxes on the federal tax return. In summary, the calculation for this example is 4.45% / (1 – 0.320) = 6.54%.)

MUNICIPAL MARKET NEWS

New municipal supply through the end of August totaled about $256 billion, according to The Bond Buyer. Tax-exempt supply has been a bit lower than expected, due in part to the Build America Bonds program, which has shifted some municipal issuance to the taxable bond market and helped alleviate the supply/demand imbalance that stressed the tax-free market last year. With the national economy still very weak and a significant federal fiscal stimulus package providing some temporary relief to the states, we expect aggregate new issuance in 2009 will be a bit lower than in 2008.

Demand from retail investors for municipal securities has been very strong, and year-to-date investor cash flows into municipal bond funds have already surpassed the annual record level reached in 1993. In the aftermath of last year’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities. Many states are facing fiscal difficulties and have been forced to take drastic actions to close budget deficits.

In terms of sector performance, the segments of the municipal market that fared worst last year—long-term and lower-quality securities—have been this year’s leaders. Tobacco bonds outpaced other segments in the last six months, although longer-term trends do not appear to be especially positive. Corporate-related municipal securities, such as industrial revenue and pollution control revenue bonds, airline bonds, and health care-related issues, also did well as credit markets stabilized. In contrast, the sectors that held up best last year, such as prerefunded bonds and escrowed-to-maturity bonds, lagged with only mild gains this year.

NEW JERSEY MARKET NEWS

New Jersey’s general obligation debt is rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s, and AA- by Fitch Rating Service; these ratings are unchanged over the past six months. Standard & Poor’s and Fitch maintained their “stable” outlooks, indicating that near-term rating changes are unlikely. However, Moody’s revised its outlook for the state’s general obligation debt to “negative” from “stable,” citing “challenges to the state’s financial operations.” The T. Rowe Price credit team has concerns about the state’s use of nonrecurring revenues to solve its budget problems. New Jersey remains pressured by its significant debt burden and costs associated with debt service, transportation infrastructure needs, court-mandated school construction, and public employee retirement benefits, which have led to a structural budget deficit.

The state’s core strengths include its strong underlying economic base and wealthy population. Per capita personal income stood at 128% of the national level in 2008—second highest in the nation. However, the unemployment rate, which historically has been well below the national average, increased to 9.3% in July. New Jersey’s economic and fiscal stability were also hurt by the national recession and real estate slowdown.

Results for New Jersey’s latest fiscal year (ended June 30, 2009) are not yet available. Audited results for fiscal year 2008 show a small loss ($60.5 million), and the budget for 2010 ($29 billion) was passed on time and closes a gap of approximately $8.3 billion. The current budget includes the use of $2.3 billion in federal stimulus funds, expenditure cuts (including a reduced pension contribution), a one-year income tax increase on high earners, and a tobacco and alcohol tax hike.

New Jersey’s tax-supported debt burden is among the highest in the nation. According to Moody’s 2009 State Debt Medians, the state has $31.4 billion of debt, ranking it the fourth highest in per capita debt and debt as a percentage of personal income. The majority of New Jersey’s debt is appropriation-backed, which means payments for these obligations must be appropriated annually, but the state legislature has no legal obligation to continue to make such appropriations. The state also faces significant unfunded liabilities for pension and other post-employment benefits totaling more than $50 billion.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

Your fund generated a strong 6.38% gain for the six-month period ended August 31, 2009. As shown in the Performance Comparison table, our return trailed the Lipper New Jersey Municipal Debt Funds Average. However, the fund continued to compare favorably with its competitors over the longer term. Lipper ranked the fund in the top 20% of its New Jersey municipal debt funds universe for the 10 years ended August 31, 2009. (Based on cumulative total return, Lipper ranked the New Jersey Tax-Free Bond Fund 24 out of 46, 15 out of 35, 16 out of 34, and 6 out of 30 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2009, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.)

As the municipal bond market healed this year, the fund’s trading activity centered on recognizing tax losses and improving its yield. We invested cash inflows mainly in longer-dated issues as the steep yield curve (high long-term yields relative to short-term yields) made them much more compelling than shorter-dated securities. This strategy helped us maintain an overweight in longer-term issues, particularly those maturing in 20 years and longer, as well as an underweight in issues maturing in three to 15 years. Our emphasis on long-term issues benefited returns, as these significantly outperformed shorter-term issues. The fund’s weighted average maturity inched slightly higher to 15.1 years. The fund’s duration, a measure of its sensitivity to changes in interest rates, also declined, from 6.7 to 5.9 years as interest rates fell. As a consequence, the fund’s duration posture moved from neutral in February to slightly short of its benchmark by the end of the reporting period.

Aside from New Jersey state-backed obligations, a dearth in both new issuance and secondary offerings proved to be a diversification challenge for the fund. We participated in new deals priced over the period, including New Jersey Educational Facilities Authority for the University of Medicine and Dentistry and New Jersey State Turnpike Authority. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Shifts to the fund’s quality-diversification profile were quite modest in the past six months. We increased our exposure to BBB issues to 18% from 16%, as their yield advantages remained especially wide in historical terms. Purchases included new issues from the territories of Guam, the Virgin Islands, and Puerto Rico, which offered compelling yields relative to the in-state offerings. Nevertheless, spreads tightened during the reporting period, which caused lower-rated credits to outperform their higher-quality counterparts. For example, the Barclays municipal bonds index for the six-month period shows the BBB sector returning 13.25%, while AAA rated bonds returned just 3.65%. The fund’s higher overall portfolio quality, which helped generate outperformance last year, detracted from our six-month results.

We made several shifts to the fund’s sector allocation over the past six months. As shown in the Portfolio Diversification table on page 6, we significantly reduced our position in prerefunded bonds, our largest sector, trimming it nearly five percentage points to 14.6%. However, we were not actively selling these issues. We simply reinvested the proceeds from holdings that matured during the reporting period into other areas such as educational revenue, which increased from 11% to 12.8%. We also added to the hospital revenue and dedicated tax revenue sectors; both have increased as a percentage of the portfolio.

The fund’s lower-rated holdings underperformed in the last reporting period but led returns over the past six months. The fund’s top-performing segments since February included lower-quality issues such as hospital and life care, industrial development and pollution control revenue bonds, and so-called tobacco bonds backed by the Master Settlement Agreement with the tobacco industry. The holdings that lagged tended to be high-quality, short-duration bonds, such as prerefunded issues.

The municipal bond market made a fairly impressive bounce to lower yields and higher valuations. Nevertheless, some of our holdings remain at depressed prices, and we believe they represent good long-term value. We intend to hold on to bonds that our credit staff supports with internal research and could not be easily replaced in today’s market.

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse next year—and municipal bond defaults, which historically have been rare, could increase moderately over the next year. Maintaining balanced budgets requires careful and dedicated work by state and local officials, and many issuers are trying to make difficult but necessary fiscal decisions as they adjust to the economic downturn.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-quality municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. In contrast, short-term securities appear to be fairly valued and could be vulnerable if short-term interest rates increase, although that does not appear likely as long as the national unemployment rate remains high. While there could be additional periods of volatility stemming from occasional supply/demand imbalances or possible credit rating downgrades, the deleveraging activity that plagued the municipal market in 2008 seems to be largely behind us.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As we emerge from the recent credit cycle, we continue to hold positions in bonds whose prices remain somewhat depressed, but ones that our analysts believe have good long-term prospects. We think these actions position your portfolio to generate excellent long-term relative returns.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

September 18, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.0%		
NEW JERSEY 82.7%		
Bayonne Redev. Agency, Royal Caribbean Cruises 5.375%, 11/1/35 (1)	2,000	1,058
Bergen County Improvement Auth., Saddlebrook, GO 5.00%, 9/1/29	1,490	1,575
Bergen County Improvement Auth., Utilities, GO 4.50%, 12/15/37	2,000	2,010
Bordentown Sewerage Auth., 5.50%, 12/1/25 (2)	1,300	1,313
Burlington County Bridge Commission, GO, 5.00%, 8/15/18	1,000	1,142
Burlington County Bridge Commission, 5.25%, 8/15/19 (Prerefunded 8/15/12) (3)	825	923
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	500	344
Cape May, PCR, Atlantic City Electric, 6.80%, 3/1/21	1,520	1,824
Egg Harbor Township School Dist., 5.00%, 7/15/16 (Prerefunded 7/15/11) (2)(3)	1,000	1,087
Essex County Improvement Auth., Corrections Fac., GO 5.75%, 10/1/30 (Prerefunded 10/1/10) (2)(3)	1,500	1,584
Essex County Improvement Auth., GO, 5.125%, 10/1/19	1,500	1,600
Essex County Improvement Auth., GO, 5.50%, 10/1/27	2,205	2,453
Essex County Utilities Auth., Solid Waste, 5.00%, 4/1/19 (4)	350	389
Essex County Utilities Auth., Solid Waste, GO 5.00%, 4/1/20 (4)	1,000	1,096
Garden State Preservation Trust, Farmland, 5.75%, 11/1/28 (5)	1,300	1,577
Garden State Preservation Trust, Space & Farmland 5.25%, 11/1/21 (5)	1,400	1,652
Gloucester County Improvement Auth., IDRB, Waste Management, VR, 6.85%, 12/1/29	1,100	1,109
Highland Park Board of Ed., GO, 5.00%, 2/15/25 (5)	1,725	1,873
Hopewell Valley Regional School Dist., GO, 5.00%, 8/15/15 (2)	2,000	2,066
Hudson County Improvement Auth., 5.00%, 4/1/25 (6)	2,000	2,099
Hudson County Improvement Auth., 5.00%, 4/1/27 (5)	2,000	2,103

Hudson County Improvement Auth., Harrison Packaging Fac. 5.125%, 1/1/34 (4)	1,050	1,087
Mercer County Improvement Auth., School Dist., GO 5.25%, 1/15/23 (2)	1,460	1,538
Mercer County Improvement Auth., Solid Waste, GO 5.75%, 9/15/16	2,000	2,008
Middlesex County Improvement Auth., GO, 5.25%, 9/15/20	1,500	1,658
Middlesex County Improvement Auth., Golf Course, GO 5.25%, 6/1/20	1,310	1,463
Middlesex County Improvement Auth., North Brunswick Township, GO, 5.00%, 10/1/12 (2)	1,130	1,251
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/18	250	264
Middlesex County Improvement Auth., Student Housing Urban Renewal, 5.00%, 8/15/35	1,255	1,202
Middlesex County Pollution Control, PCR, Hess, 6.05%, 9/15/34	500	498
Middlesex County Utilities Auth., 5.00%, 12/15/15 (5)	1,000	1,158
Middlesex County Utilities Auth., VR, 6.25%, 8/15/10	115	119
Monmouth County Improvement Auth., GO, 6.00%, 8/1/38	2,025	2,251
Monroe Township Board of Ed., GO, 4.75%, 3/1/33 (4)	1,560	1,593
Morris-Union Jointure Commission, COP, 5.00%, 5/1/27 (7)	500	446
New Jersey, GO, 5.50%, 5/1/17 (Prerefunded5/1/10) (3)	1,000	1,034
New Jersey Economic Dev. Auth., American Water 6.875%, 11/1/34 (1)(2)	1,000	1,000
New Jersey Economic Dev. Auth., Crane's Mill, 6.00%, 7/1/38	1,000	855
New Jersey Economic Dev. Auth., Duke Farms Foundation 5.00%, 7/1/48	1,000	1,033
New Jersey Economic Dev. Auth., Fac. Construction VRDN, 0.10%, 9/1/31	100	100
New Jersey Economic Dev. Auth., Franciscan Oaks 5.75%, 10/1/23	375	305
New Jersey Economic Dev. Auth., Harrogate, 5.75%, 12/1/16	500	441
New Jersey Economic Dev. Auth., Harrogate, 5.875%, 12/1/26	1,000	754

New Jersey Economic Dev. Auth., IDRB, Continental Airlines 6.25%, 9/15/19 (1)	1,000	861
New Jersey Economic Dev. Auth., Kapkowski Road Zero Coupon, 4/1/10 (8)	1,025	1,020
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	250	203
New Jersey Economic Dev. Auth., Keswick Pines, 5.70%, 1/1/18	500	437
New Jersey Economic Dev. Auth., Keswick Pines, 5.75%, 1/1/24	850	661
New Jersey Economic Dev. Auth., Lease Liberty State Park 5.00%, 3/1/21	2,285	2,405
New Jersey Economic Dev. Auth., Lease Liberty State Park 5.00%, 3/1/24	1,500	1,537
New Jersey Economic Dev. Auth., Lions Gate, 5.75%, 1/1/25	710	597
New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37	730	553
New Jersey Economic Dev. Auth., Masonic Charity Foundation 5.50%, 6/1/31	1,000	940
New Jersey Economic Dev. Auth., Masonic Charity Foundation 6.00%, 6/1/25	1,000	1,018
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.00%, 7/1/34	1,000	1,001
New Jersey Economic Dev. Auth., Motor Vehicle Surcharge 5.25%, 7/1/26	1,000	1,063
New Jersey Economic Dev. Auth., Newark Downtown Dist. Management, 5.125%, 6/15/27	400	335
New Jersey Economic Dev. Auth., Presbyterian Homes at Montgomery, 6.375%, 11/1/31	800	622
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 3/1/19	2,000	2,195
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/30	1,715	1,746
New Jersey Economic Dev. Auth., School Fac. Construction 5.00%, 9/1/36	1,425	1,433
New Jersey Economic Dev. Auth., School Fac. Construction 5.125%, 3/1/30	4,500	4,603

New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 9/1/17	1,445	1,598
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	1,500	1,067
New Jersey Economic Dev. Auth., Seashore Gardens 5.00%, 11/1/16	590	490
New Jersey Economic Dev. Auth., Seashore Gardens 5.30%, 11/1/26	650	479
New Jersey Economic Dev. Auth., Seashore Gardens 5.375%, 11/1/36	1,000	669
New Jersey Economic Dev. Auth., Saint Barnabas Health Care Zero Coupon, 7/1/16	3,500	2,234
New Jersey Economic Dev. Auth., The Seeing Eye 5.00%, 12/1/24 (6)	3,340	3,256
New Jersey Economic Dev. Auth., The Seeing Eye 6.20%, 12/1/24 (Prerefunded 12/1/09) (3)	1,000	1,033
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	660	597
New Jersey EFA, 5.00%, 9/1/19 (Prerefunded 9/1/10) (3)(5)	1,000	1,046
New Jersey EFA, 5.00%, 7/1/25 (Prerefunded 7/1/11) (3)(6)	600	645
New Jersey EFA, College of New Jersey, 5.375%, 7/1/17 (2)	1,330	1,438
New Jersey EFA, Georgian Court College, 5.25%, 7/1/37	1,000	917
New Jersey EFA, Georgian Court College, 6.50%, 7/1/33 (Prerefunded 7/1/13) (3)	500	592
New Jersey EFA, Kean Univ., 5.50%, 9/1/36	1,850	1,897
New Jersey EFA, Monmouth Univ., 5.60%, 7/1/12	450	451
New Jersey EFA, Princeton Univ., 5.00%, 7/1/33	2,000	2,098
New Jersey EFA, Richard Stockton College, 5.375%, 7/1/38	2,000	2,036
New Jersey EFA, Rider Univ., 5.00%, 7/1/37 (7)	1,500	1,271
New Jersey EFA, Rider Univ., 5.50%, 7/1/23 (7)	1,000	1,004
New Jersey EFA, Rowan Univ., 5.00%, 7/1/17 (2)	2,540	2,801
New Jersey EFA, Rowan Univ., 5.125%, 7/1/30 (Prerefunded 7/1/13) (2)(3)	1,000	1,135

New Jersey EFA, Rowan Univ., 5.25%, 7/1/22 (Prerefunded 7/1/12) (2)(3)	1,175	1,309
New Jersey EFA, Seton Hall Univ., 6.00%, 7/1/28	300	329
New Jersey EFA, Stevens Institute of Technology, 5.00%, 7/1/12	135	136
New Jersey EFA, Stevens Institute of Technology 5.00%, 7/1/12 (8)	115	125
New Jersey EFA, Stevens Institute of Technology, 5.25%, 7/1/22	2,000	2,107
New Jersey EFA, Stevens Institute of Technology 5.375%, 7/1/11	315	317
New Jersey EFA, Stevens Institute of Technology 5.375%, 7/1/11 (8)	270	288
New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32	2,000	2,202
New Jersey Environmental Infrastructure Trust, 5.25%, 9/1/20 (Prerefunded 9/1/10) (3)	1,500	1,587
New Jersey HFFA, AHS Hosp., 5.00%, 7/1/27	2,500	2,403
New Jersey HFFA, Atlantic City Medical, 5.75%, 7/1/25 (Prerefunded 7/1/12) (3)	885	987
New Jersey HFFA, Atlanticare Regional Medical Center 5.00%, 7/1/27	1,570	1,530
New Jersey HFFA, Atlanticare Regional Medical Center 5.75%, 7/1/25	1,225	1,244
New Jersey HFFA, Catholic Health East, VR, 1.095%, 11/15/33	990	642
New Jersey HFFA, Hackensack Univ. Medical Center 6.00%, 1/1/34	1,750	1,750
New Jersey HFFA, Hunterdon Medical Center, 5.125%, 7/1/35	250	223
New Jersey HFFA, Kennedy Health, 5.50%, 7/1/21	1,000	1,009
New Jersey HFFA, Pascack Valley Hosp. Assoc. 6.50%, 7/1/23 (9)	750	19
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.00%, 7/1/25 (7)	2,485	2,131
New Jersey HFFA, Robert Wood Johnson Univ. Hosp. at Hamilton 5.75%, 7/1/25	1,500	1,506
New Jersey HFFA, Saint Barnabas Health Care Zero Coupon, 7/1/31	250	39

New Jersey HFFA, Saint Peter's Univ. Hosp., 6.875%, 7/1/30	1,000	1,000
New Jersey HFFA, Somerset Medical Center, 5.50%, 7/1/33	1,000	657
New Jersey HFFA, South Jersey Hosp., 5.00%, 7/1/36	1,000	904
New Jersey HFFA, South Jersey Hosp., 5.875%, 7/1/21 (Prerefunded 7/1/12) (3)	2,000	2,253
New Jersey HFFA, Virtua Health, 5.75%, 7/1/33	2,250	2,267
New Jersey HFFA, Virtua Health, VRDN, 0.10%, 7/1/43	1,200	1,200
New Jersey HFFA, Virtua Health, VRDN, 0.14%, 7/1/43	2,000	2,000
New Jersey Higher Ed. Student Assistance Auth. 5.625%, 6/1/30	2,000	2,058
New Jersey Higher Ed. Student Assistance Auth. 6.00%, 6/1/15 (1)	925	947
New Jersey Higher Ed. Student Assistance Auth. 6.125%, 6/1/30 (1)(4)	2,000	2,072
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.50%, 5/1/22 (1)(5)	380	385
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.55%, 11/1/09 (5)	655	659
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 5.70%, 5/1/20 (5)	410	415
New Jersey Housing & Mortgage Fin. Agency, Multi-Family 6.25%, 11/1/26 (5)	465	468
New Jersey Housing & Mortgage Fin. Agency, Single Family 5.375%, 4/1/30 (1)	970	972
New Jersey Housing & Mortgage Fin. Agency, Single Family 6.375%, 10/1/28	2,250	2,454
New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/11	2,000	2,168
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/19 (Prerefunded 12/15/11) (3)	1,250	1,394
New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38	3,000	3,262
New Jersey Transportation Trust Fund Auth. Zero Coupon, 12/15/29 (5)	6,000	1,820
New Jersey Turnpike Auth., 5.00%, 1/1/25 (5)	2,500	2,631

New Jersey Turnpike Auth., 5.00%, 1/1/35 (5)	2,000	2,034
New Jersey Turnpike Auth., 5.25%, 1/1/40	3,000	3,096
New Jersey Turnpike Auth., VRDN, 0.24%, 1/1/24	2,200	2,200
Newark Housing Auth., South Ward Police Fac., GO 6.75%, 12/1/38 (4)	900	986
North Hudson Sewerage Auth., 5.25%, 8/1/18 (2)	2,000	2,010
North Hudson Sewerage Auth., Zero Coupon, 8/1/20	2,350	1,359
Ocean County, GO, 5.125%, 9/1/18 (Prerefunded 9/1/10) (3)	1,590	1,679
Ocean County, GO, 5.35%, 12/1/17 (Prerefunded 12/1/09) (3)	1,695	1,733
Rutgers Univ., 5.00%, 5/1/31	1,000	1,053
Salem County Pollution Control Fin. Auth., PCR, PSEG Power 5.75%, 4/1/31 (1)	1,700	1,667
South Brunswick Township Board of Ed., GO, 5.00%, 8/1/14 (2)	1,000	1,141
Tobacco Settlement Fin. Corp., 5.75%, 6/1/32	185	202
Tobacco Settlement Fin. Corp., 6.00%, 6/1/37 (Prerefunded 6/1/12) (3)	3,725	4,205
Tobacco Settlement Fin. Corp., 6.75%, 6/1/39 (Prerefunded 6/1/13) (3)	1,390	1,652
Tobacco Settlement Fin. Corp., 7.00%, 6/1/41 (Prerefunded 6/1/13) (3)	150	180
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	2,750	2,527
Univ. of Medicine & Dentistry, 5.00%, 12/1/31 (6)	1,000	860
Wanaque Valley Regional Sewerage Auth., GO 5.75%, 9/1/18 (6)	3,115	3,414
		190,786

NEW YORK 6.4%

Port Auth. of New York & New Jersey, 5.00%, 8/1/15 (1)	2,000	2,011
Port Auth. of New York & New Jersey, 5.00%, 12/1/20 (1)(5)	1,535	1,580
Port Auth. of New York & New Jersey, 5.00%, 7/15/26 (1)(5)	1,905	1,923
Port Auth. of New York & New Jersey, 5.00%, 11/15/27 (6)	440	469

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes, by investing primarily in investment-grade New Jersey municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes no events have occurred between August 31, 2009, and October 16, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On March 31, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The fund’s investments are summarized by level, based on the inputs used to determine their values. On August 31, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $18,817,000 and $10,184,000, respectively, for the six months ended August 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $309,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2009, the fund had $567,000 of unused capital loss carryforwards, of which $154,000 expire in fiscal 2016 and $413,000 expire in fiscal 2017.

At August 31, 2009, the cost of investments for federal income tax purposes was $228,064,000. Net unrealized gain aggregated $155,000 at period-end, of which $7,740,000 related to appreciated investments and $7,585,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2009, expenses incurred pursuant to these service agreements were $37,000 for Price Associates and $30,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were both above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 16, 2009